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                                 EXHIBIT (15)(D)

         FORM OF REVISED SCHEDULE A TO THE RE-EXECUTED DISTRIBUTION AND SHAREHOLDER SERVICES PLAN. - CDSC CLASS SHARES BETWEEN THE REGISTRANT AND
                         THE ONE GROUP SERVICES COMPANY




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                                SCHEDULE A TO THE
                   DISTRIBUTION AND SHAREHOLDER SERVICES PLAN
                                 CLASS B SHARES
                          BETWEEN THE ONE GROUP(R) AND
                           ONE GROUP SERVICES COMPANY

Name of Fund
------------

Income Equity Fund
Disciplined Value Fund
Growth Opportunities Fund
Blue Chip Equity Fund
Equity Index Fund
Large Company Value Fund
Asset Allocation Fund
International Equity Index Fund
Large Company Growth Fund
Income Bond Fund
Limited Volatility Bond Fund
Intermediate Bond Fund
Government Bond Fund
Government ARM Fund
Short-Term Global Bond Fund
Intermediate Tax-Free Bond Fund
Municipal Income Fund
Ohio Municipal Bond Fund
Texas Tax-Free Bond Fund
West Virginia Tax-Free Bond Fund
Kentucky Municipal Bond Fund
Arizona Tax-Free Bond Fund
Louisiana Municipal Bond Fund
Value Growth Fund
Gulf South Growth Fund

                                            THE ONE GROUP(R)

                                                 By:____________________________
                                              Title:____________________________
                                               Date:____________________________


                                            ONE GROUP SERVICES COMPANY

                                                 By:____________________________
                                              Title:____________________________
                                               Date:____________________________

                                SCHEDULE A TO THE
                   DISTRIBUTION AND SHAREHOLDER SERVICES PLAN
                                 CLASS B SHARES
                          BETWEEN THE ONE GROUP(R) AND
                           ONE GROUP SERVICES COMPANY

Name of Fund
------------

Income Equity Fund
Disciplined Value Fund
Growth Opportunities Fund
Blue Chip Equity Fund
Equity Index Fund
Large Company Value Fund
Asset Allocation Fund
International Equity Index Fund
Large Company Growth Fund
Income Bond Fund
Limited Volatility Bond Fund
Intermediate Bond Fund
Government Bond Fund
Government ARM Fund
Short-Term Global Bond Fund
Intermediate Tax-Free Bond Fund
Municipal Income Fund
Ohio Municipal Bond Fund
Texas Tax-Free Bond Fund
West Virginia Tax-Free Bond Fund
Kentucky Municipal Bond Fund
Arizona Tax-Free Bond Fund
Louisiana Municipal Bond Fund
Value Growth Fund
Gulf South Growth Fund

                                            THE ONE GROUP(R)

                                                 By:____________________________
                                              Title:____________________________
                                               Date:____________________________


                                            ONE GROUP SERVICES COMPANY

                                                 By:____________________________
                                              Title:____________________________
                                               Date:____________________________